December 24, 2008

DREYFUS INSTITUTIONAL RESERVES FUNDS Dreyfus Institutional Reserves Treasury Prime Fund Supplement to Combined Prospectus Dated March 31, 2008

     As a result of current market conditions and the prevailing interest rate environment, the fund will close to new investment accounts as of the close of business on December 24, 2008. Investors with open accounts as of December 24, 2008 may make additional investments in such accounts, and investors who as of that date have indicated their intention to invest in the fund may make investments in the fund, subject to the fund’s ability to accommodate such purchase orders in the best interests of the fund and its shareholders. Current investors wishing to make additional investments in open accounts and such other investors wishing to make investments are urged to consult directly with Dreyfus Investments prior to submitting a purchase order.

     From time to time, as the prevailing market and interest rate environment warrants, and at the discretion of the fund’s portfolio managers, some portion of the fund’s total net assets may be un-invested. Such a strategy may be deemed advisable during periods where the interest rate on newly-issued U.S Treasury securities is extremely low, or where no interest rate is paid at all. In such case, fund assets will be held in cash in the fund’s custody account. Cash assets are not income generating and would impact the fund’s current yield.